CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:	THE MANAGERS FUNDS - VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, INTERMEDIATE BOND FUND, BOND FUND AND GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section
	13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in
	all material respects, the financial condition and results of operations of the issuer.



Dated:	August 26, 2003
	---------------



/s/ Peter M. Lebovitz
---------------------
Peter M. Lebovitz
President


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	CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:	THE MANAGERS FUNDS - VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, INTERMEDIATE BOND FUND, BOND FUND AND GLOBAL BOND FUND


In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section
	13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in
	all material respects, the financial condition and results of operations of the issuer.


Dated:	August 26, 2003
	---------------



/s/ Galan G. Daukas
-------------------
Galan G. Daukas
Chief Financial Officer